EXHIBIT 10.1


Chevron U.S.A., Inc.
935 Gravier Street
New Orleans, LA 70112

Gentlemen:

It is anticipated that you may hereafter from time to time require the undersigned to perform certain work for your company and that because of the necessity of expediting such work, you may find it desirable to issue in the first instance an oral order covering such work, which oral order may or may not later be confirmed by delivery to the undersigned of your usual written "Service Order and Agreement".

This letter will confirm our agreement that all work which the undersigned may hereafter and from time to time perform for your company shall be performed by the undersigned as "Contractor" under and pursuant to the provisions of your "Master Service Order and Agreement", copy of which is hereto attached, and that the terms thereof shall apply to the work so performed, regardless of the fact that delivery of the "Service Order and Agreement" may not occur until after such work has been completed, or, may not occur at all and irrespective of any statement contained in any receipt, document, order or published price list of our company pertaining to such work which may be signed or accepted by your or our respective employees before or after completion of the work, except in instances where special agreements expressly amendatory of this agreement may be signed by officers of your company.

The above shall continue in effect until terminated by the undersigned or by your company by five days' written notice from one to the other.



                                                      Yours very truly,

                                                      /S/ Sam L.  Bass
                                                      Sam L.  Bass, President

                                                      Date : 23 September 1996
Attachment

/S/ Charles R.  Briley
(Witness)

/S/ George LeBlanc
(Witness)

                                                   CHEVRON U.S.A., INC.
                                                   Gulf of Mexico Business Unit

                                                   By /S/  A.J. Chaquin
                                                   Assistant Secretary

                                                   Date : September 30, 1996

CHEVRON
Chevron U.S.A. Production, Co.
Gulf of Mexico Business Unit
935 Gravier Street
New Orleand, LA 70112

October 1, 1996

Mr. Sam Bass & Mr. George LeBlanc

Environmental Remediation Holding Corporation
111 Tubing Road
Broussard, LA 70363

Environmental Remediation Holding Corporation

Gentlemen:

Now that we have concluded our negotiations with Environmental Remediation Holding Corporation (E.R.H.C.) regarding the Master Service Order and Agreement
(MSOA) and Blanket Time Charter, we must address the problem of implementation. With only few exceptions, the services provided by E.R.H.C. are maritime and should be governed by the Time Charter. To arrange for contractor services, however, our field personnel use a contract agreement number (M-0829) issued for jobs and tracking purposes.

To simplify contracting, we propose to engage the services of E.R.H.C. through the existing contract agreement number with the understanding between the companies that the Time Charter will govern their legal relationship. In those unique circumstances when E.R.H.C. is called upon to perform work on fixed platforms, then the terms and conditions of the MSOA will apply.

Please sign below (both copies) below, and return to this office at your earliest convenience. One copy with Chevron's approval signature will be returned to you. If you should have any questions, please contact the undesigned at 592-6248.

Very truly yours,

/s/ Peggy Giroir
for C.D. Haydel
Supervisor, Contracts & Risk Management.

WITNESS:                                   ENVIRONMENTAL REMEDIATION
                                           HOLDING CORPORATION
/S/ George LeBlanc                         By:/s/Sam Bass
/S/ L. J. Menard                           Its Chairman of the Board

                                           CHEVRON U.S.A., INC.

                                           By
                                              Assistant Secretary

CHEVRON
Chevron U.S.A. Production, Co.
Gulf of Mexico Business Unit
935 Gravier Street
New Orleand, LA 70112

October 1, 1996


Mr. Sam Bass
Mr. George LeBlanc
Environmental Remediation Holding Corporation
111 Tubing Road
Broussard, LA 70363


Re: Master Service and Agreement

Gentlemen:

Chevron USA Inc. Gulf of Mexico Business Unit has executed the Master Service Order and Letter Agreement, and we return herewith a copy for your records. Please note that we have placed a number in the top right-hand corner of the contract (M-0829), and this number must appear on all invoices to Chevron.

A Chevron certificate of insurance must be submitted each year upon renewal.

we also remind you that we are awaiting the completed Contractor Safety & Environmental Questionnaire which was included with the contract package mailed to you in July, 1996.

Thank you for your interest. Chevron looks forward to a beneficial working relationship with your company.

Sincerely,

/S/ Peggy Giroir
Peggy Giroir
Contract & Risk Management

/pg
Enclosure

                 MASTER SERVICE ORDER AND AGREEMENT

                                               Not for Purchase Materials Only
                                               Date ________________19____

Company                                                       Contractor

Chevron U.S.A., Inc.                                Site Services, Inc.
                                                    Subsidiary of Bass Env.
Gulf of Mexico Production Business Unit             W.W. Inc. and E.R.H.C.
935 Gravier Street                                  111 Tubing Road
New Orleans, LA 70112                               Broussard, LA 70518

Company and Contractor agree as of the above date that Contractor shall perform the services set forth below at the location, within the time and for the compensation specified, subject to the Terms set forth on the attachment hereto.

Description of Work and Materials to be
Furnished:                                          Plug and abandon wells
                                                    as directed by Chevron.

Company Representative:

Location (Field, Block, Lease):

Compensation:


Contractor    certifies    that   he   is
appropriately    licensed    under
La.R.S.37:2151-2163 and that the number
of his license under such law is:


Invoices : Please show above contract and job number and items subject to sales tax or use tax. Send invoices in duplicate and one copy of work tickets to :

Name                                     Dept.                      Address


Accepted (contractor signed)             Authorized (company/profit center)

CHARGE TO :                              By
INVOICE NO:                              Route To:

                                         WORK COMPLETED

                                         (Date)                    (Name)

                                   TERMS

1.  "INDEMNITEES"       as used throughout this Agreement means : CHEVRON U.S.A.
INC., and all of its affiliated or parent subsidiary companies or cooperations, and all of its co-owners or joint venturers, and all of the aforesaid entities, agents, officers, employees, representatives or insurers.
2. Unless otherwise provided herein, CONTRACTOR shall provide all materials, equipment and labor required for the prompt completion of the services. CONTRACTOR shall perform the services as an independent contractor and not as an employee of COMPANY, and shall comply with all applicable laws and forms of authorizations. the equipment provided for the services shall be in first class operating condition and the material provided shall be suitable for theservices. CONTRACTOR guarantees that the product of the services shall be free of defects and agrees to correct promptly any such defect at its expense.

CONTRACTOR attests that it will perform its work in a workmanlike manner and guarantees the quality of its work and materials. CONTRACTOR shall transfer ownership to COMPANY of all copyrights, inventions, discoveries and improvement resulting from CONTRACTOR'S services. 3. The compensation specified herein takes into account all taxes, wages, costs of any type and profit that are incidental to CONTRACTOR'S performance of the services unless applicable law specifically provides for direct payment by COMPANY. Unless otherwise provided herein, CONTRACTOR shall submit its statement to COMPANY upon completion of the services. The statement shall be accompanied by such supporting documents as requested by COMPANY. 4. COMPANY may make "Changes" by adding to, omitting or deviating from the requirements of this Contract. COMPANY and CONTRACTOR shall appraise such changes and adjust CONTRACTOR'S compensation accordingly. If any dispute on compensation or the work to be performed should arise, CONTRACTOR shall be obligated to proceed with the work as directed in writing by COMPANY;
such  action  shall  not  prejudice   either   party's  claim  with  respect  to
compensation. 5.a. CONTRACTOR is an Equal Opportunity Employer and will not discriminate against any employee or applicant for employment because of race, color, religion, sex, national origin, handicap, or status as a Vietnam Era Veteran.
    b.   If this contract is for $10,000.00 or more, the CONTRACTOR agrees    to
Incorporate herein by reference and comply with :
         (i) Executive Order 11246, as amended by Executive Order 11375, and the applicable regulations, 41 C.F.R. Subsection 60.1, et seq (Non-discrimination in employment by non-exempt government contractors and subcontractors; if the contract is for $50,000.00 and more, and CONTRACTOR has 50 or more employees, CONTRACTOR agrees to develop a written affirmative action program for each of its establishments, pursuant to 41 C.F.R. Sections 60-1.47 and 41 C.F.R. Sections 60-2.1 through 60-2.32):
         (ii) Section 402, Vietnam Era Veterans Readjustment Assistance Act of 1974, as amended, and the applicable regulations 41 C.F.R. Section 60-250, et seq. (Requires government contractors and subcontractors (1) to invite all disables Veterans and Veterans of the Vietnam Era who wish to benefit under the contractor's affirmative action program to voluntarily identify themselves and provide information that will be kept confidential and issued only in accordance with the Act and regulations (41 C.F.R. Section 60-250.5 (d)l; and (2) to take affirmative action to employ and advance in employment qualified disabled Veterans and Veterans of the Vietnam Era);
         (iii) Section 604 of the Outer Continental Shelf Lands Amendments of 1978 and the implementing regulations, 30 C.F.R. Section 270 et. seq (Federal contractors and subcontractors shall not exclude any person on the grounds of race, creed, color, national origin or sex, from receiving or participating in any activity, sale, or employment, conducted in relation to the exploration for or development and production of oil, gas or other mineral or materials in the Outer Continental Shelf under the Outer Continental Shelf Lands Act).
     c. If the contract is for $2,500.00 or more, CONTRACTOR agrees to incorporate herein by reference and comply with Section 03 of the Rehabilitation Act of 1973, as amended and applicable regulations, 41 C.F.R. Section 60-741 et. seq (Requires government 03 contractors and subcontractors to invite applicants and employees who believe they are qualified handicapped persons covered by the Act and wish to benefit under the contractor's affirmative action program to voluntarily identify themselves with the understanding that such information shall be kept confidential and used only in accordance with the Act and applicable regulations (41 C.F.R. Section 60-741.5 (c)(1)); and (2) to take affirmative action to employ and advance in employment qualified handicapped individuals).
     d. CONTRACTOR certifies that it does not and will not maintain or provide for its employees any facilities wish are segregated by race, color, religion, or national origin or permit its employees ti perform any services at any location, under its control, where segregated facilities are maintained and CONTRACTOR will obtain a similar certification for all non-exempt subcontracts, as required by 41 C.F.R. Section 60-18
     e. CONTRACTOR certifies that none of its employees who perform work pursuant to this contract or who may do so hereafter are or will be unauthorized aliens as defined in the Immigration Reform and Control Act of 1986 ("IRCA"), 38 U.S.C.A. as amended, 2011.et.seq, and CONTRACTOR certifies further that it complies with said statute and implementing regulations. CONTRACTOR further agrees to obtain a certification from its subcontractors performing work related to this contract that none of their employees are unauthorized aliens as defined by IRCA and that such contractors comply with the statute.
     f. In the event that any agency of the Federal Government or of any Court of competent jurisdiction determines that CONTRACTOR has failed to comply with the statutes, Executive Orders or regulations cited in this Paragraph 5 or any amendments, revisions or recodification thereof, CONTRACTOR agrees to hold harmless, defend, and indemnify INDEMNITEES with regard to any costs, attorneys
fees,    penalties,     judgments     or awards  incurred   by   and/or assessed
against INDEMNITIES by virtue of CONTRACTORS non-compliance.
     g. CONTRACTOR also agrees, at its sole cost and expense, to comply with all applicable governmental regulations, statutes, laws and ordinances relating to environmental protection, including but not limited to pollution, disposal of hazardous wastes and control of spills, which laws include but are not limited to the Comprehensive Environmental Response and Liability Act of 1980 (as amended), the Resource Conservation and Recovery Act (as amended), the Clean Water Act and the Clean Air Act, any applicable present state laws of comparable or similar consequences, and any future federal or state laws which may impose such liability. CONTRACTOR also warrants that it shall obtain all necessary permits, licenses, certificates or approvals required by statutes, orders, ordinances, rules and regulations of such federal, state, and local governments, and shall defend, indemnify or hod harmless INDEMNITEES from any violation of any such law, orders, ordinances, rules or regulations arising out of, resulting from, connected with or directly or indirectly related to or incident to CONTRACTOR's performance of this Agreement, whether or not any such violation or nay claim thereof is based on negligence, fault or strict liability on the part of the INDEMNITEES. 6. a. CONTRACTOR shall defend, indemnify and save harmless INDEMNITEES from and against any and all loss, damage, expense, injury, liability and claims thereof arising out of, connected with, incident to, or directly or indirectly resulting from or related to CONTRACTOR'S performance of this Agreement, including, but not limited to, CONTRACTOR'S use of equipment provided by COMPANY (its joint venturers and partners and affiliates) or others, for injury or death of any person (including but not limited to, an INDEMNITEE or an employee of CONTRACTOR, or CONTRACTOR's subcontractors) or for loss or damage to property, (except property subject to paragraph 6b. below) including but not limited to, property that is the product of the work of CONTRACTOR under this Agreement, by whomever brought, whether based on statute, tort, contract or quasi contract and whether or not resulting from contractual obligations assumed by INDEMNITEE. Such indemnity shall apply whether or not an INDEMNITEE was or is claimed to be passively, concurrently or actively negligent, and regardless of whether liability without fault (including but not limited to, claims for unseaworthiness of any vessel) is imposed or sought to be imposed on one or more of the INDEMNITEES. This indemnity shall not apply to the extent that it is void or otherwise unenforceable under applicable law in effect on or validity retroactive to the date of this Agreement. CONTRACTOR'S liability under this paragraph 6.a. shall be limited to the applicable insurance which CONTRACTOR is required to provide under Paragraph 7 hereof.
     b. CONTRACTOR shall be liable to and hold INDEMNITEES harmless for any loss of or damage to the property of COMPANY (its joint venturers and partners and affiliates) arising out of, connected with, incident to or directly or indirectly resulting from or related to CONTRACTOR's performance of this Agreement, including but not limited to, CONTRACTOR'S use of equipment provide by COMPANY (its joint venturers and partners and affiliates) or others regardless of the passive, concurrent or active negligence of, and regardless or whether liability without fault (including, but not limited to, claims for unseaworthiness of any vessel) is imposed or sought to be imposed on, INDEMNITEES. CONTRACTOR'S liability under paragraph 6b. shall be limited to the applicable insurance which CONTRACTOR is required to provide under Paragraph 7 hereof.
     c. CONTRACTOR shall promptly pay (1) to any INDEMNITEE all costs and attorneys' fees incurred by such INDEMNITEE resulting directly or indirectly from any and all loss, damage, injury, liability and claims for which CONTRACTOR is obligate to indemnify such INDEMNITEE pursuant to Paragraph 6 and (ii) to COMPANY all costs and reasonable attorneys' fees in any legal action in which COMPANY or its affiliate prevails, in whole or in part, brought against CONTRACTOR based on a breach of this Agreement. COMPANY shall have the right, as its option, to participate in the defense of any suit or claim without relieving CONTRACTOR of any obligation hereunder. 7 .a. CONTRACTOR shall maintain the following insurance and all insurance that may be required under the applicable laws, ordinances and regulations of any governmental authority:
         (i) Worker's Compensation Insurance in statutory limits as prescribed by applicable law, covering all liabilities owed for compensation and other benefits under the relevant worker's compensation laws of any state or of the federal government, and Coverage B Employer's Liability Insurance in the amount of $5,000,000.00, both the aforementioned statutory coverage and Coverage B containing endorsements naming INDEMNITEES as Alternate Employer, providing for voluntary compensation coverage providing for occupational disease coverage. Should the work provided under this contract involve maritime activities, the use of maritime workers or vessels or work aboard vessels owned or not owned by the CONTRACTOR, then CONTRACTOR shall also obtain Maritime Coverage B for all of the above coverages and including transportation, wages, maintenance and cure, covering liability under the Longshore and Harbor Workers' Compensation Act, the Jones Act, the Outer Continental Shell Lands Act, the General Maritime Laws, and specifically including coverage for claims of masters and members of crews of vessels and claims under 33 U.S.C.A. Paragraph 905(b) against any vessel. All policies will provide that claims "in rem" shall be treated as claims against the CONTRACTOR.
         (ii) Compensation or Commercial General Liability (Bodily Injury and Property Damage) insurance including the following supplementary coverages: (a) contractual liability to cover liability assumed under this Agreement (b) products hazard coverage for any and all products provided or furnished by or on behalf of CONTRACTOR during the course of services rendered by CONTRACTOR hereunder; (c) Completed operation hazard coverage, for any claims relating to defects or deficiency in goods, products, materials or services used or rendered by CONTRACTOR in connection with its operations at the work site; (d) Broad Form Property Damage Liability Insurance, and (e)Coverage for explosions, collapse and underground hazards, for work performed by CONTRACTOR involving equipment or materials of a volatile, incendiary or explosive nature or involving excavation, drilling or subsurface activity. The limit of liability for such insurance shall not be less than $5,000,000.00 combined single limit per occupance. All policies will provide that claims "in rem" shall be treated as claims against the CONTRACTOR.
         (iii) Automobile Bodily Injury and Property Damage Liability Insurance. Such insurance shall extend to owned, non-owned, and hired automobiles used in the performance of this Agreement. The limits of liability of such insurance shall be not less than $5,000,000.00 per person/$1,000,000.00 per occurrence for Bodily injury and $300,000.00 per occurrence for Property Damage.
         (iv) Hull and Machinery Insurance, including collision liability, on all vessels and barges, if any, use by CONTRACTOR in the performance of this Agreement with a limit equal to or greater than the fair market value of each vessel and barge.
         (v) Should the work provided under this contract involve maritime activities, the use of maritime workers or vessels or work aboard vessels, owned or not owned by the CONTRACTOR, Protection and Indemnity Insurance, (including but not limited to coverage for injury or death of masters, mates and crews of vessels used in the performance of this Agreement, unless provided in the insurance required by Paragraph 7 a.(i)). The limits of liability of such insurance shall not be less than $5,000,000.00 per occurrence. All policies will provide that claims "in rem" shall be treated as claims against the CONTRACTOR.
         (vi) If work to be performed hereunder requires CONTRACTOR to furnish aircraft (including helicopters), CONTRACTOR shall maintain or require owners of such aircrafts to maintain Aircraft Liability (Bodily injury/including liability to passengers/ and Property Damage), Insurance with an overall combined single limit per occurrence of not less than $10,000,000.00.
      b. The policies  providing the insurance called for in Paragraph 7 a (ii),
(iii), (iv), (v) and (vi) shall expressly include INDEMNITEES as an additional assured, and all policies provided for in Paragraph 7 a. shall contain an endorsement waiving underwriters' right of subrogation against INDEMNITEES. the insurers shall acknowledge that INDEMNITEES have no liability for the payment of premiums for such insurance. Such inclusion of INDEMNITEES as additional assureds in such endorsement waiving rights of subrogation against INDEMNITEES shall be of no avail whenever, and to the extent that they are void or otherwise unenforceable under applicable law in effect on or validity retroactive to the date of the Agreement, there being no intent to circumvent any such statutory limitations or prohibitions.
     c. The insurance policies set forth in this Paragraph 7 shall be endorsed to provide that the coverage afforded is primary irrespective of the existence of other applicable insurance.
     d. The insurance coverage provide for in this Paragraph 7 shall be with insurance companies and on policies forms acceptable to COMPANY. CONTRACTOR'S obligation to obtain such insurance coverage is separate and distinct from the other obligations assumed by CONTRACTOR hereunder, and the limits of insurance shall in no way be deemed to limit any liabilities or obligations assumed by CONTRACTOR hereunder or under applicable law, except as provided in Paragraph 6
a. and 6 b. hereof.
     e. CONTRACTOR shall furnish COMPANY with documentary evidence showing that such insurance is in effect and will not be canceled for any cause whatsoever or materially changed without 30 days prior written notice to COMPANY. 8.
CONTRACTOR shall report to COMPANY as soon as practicable all accidents or occurrences resulting in injuries to CONTRACTOR'S employees or third parties, or damage to property, or a possible claim under environmental law or regulation, arising out of or during the prosecution of work performed hereunder and shall furnish COMPANY with a copy of all reports made by CONTRACTOR to CONTRACTOR'S insurer of to other regarding such accidents or occurrences. 9. CONTRACTOR and its subcontractor and vendors shall maintain true and complete records in connection with all services and transactions related thereto and shall retain such records for at least 24 months after the end of the calendar year in which the services are performed. In the event costs are to be reimbursed under this contract, COMPANY may form time to time and at may time during the foregoing period of record retention make an audit of all records of CONTRACTOR and its subcontractors and vendors.
10. Neither CONTRACTOR nor any director, employee or agent of CONTRACTOR, its subcontractor or vendors, shall give to or receive from any director, employee or agent of COMPANY or any affiliate any gift or entertainment of significant value or any commission, fee or rebate in connection with CONTRACT. In addition, neither CONTRACTOR nor any director, employee or agent of CONTRACTOR, its subcontractors or vendors, shall enter into any business arrangement with any director, employee or agent of COMPANY or any affiliate who is not acting as a representative of COMPANY or its affiliate without prior written notification thereof to COMPANY. Any representative authorized by COMPANY may audit any and all records of CONTRACTOR and any subcontractor or vendor for the purpose of determining whether there has been a compliance with this paragraph. 11. CONTRACTOR agrees to comply with all applicable State and Federal Labor laws, and to pay all sales and use taxes assessed on wages of labor hereunder. 12. a. CONTRACTOR expressly agrees to pay of all unpaid claims for labor, services, equipment, materials, transportation, and supplies furnished to CONTRACTOR in connection with the work to be performed hereunder and to allow no lien, privilege, charge or other encumbrance to become fixed on any property of COMPANY, or any person, firm, company, or corporation affiliated with or related COMPANY which is involved in any joint undertaking or association with COMPANY. In addition to any other indemnities herein elsewhere provided, CONTRACTOR further expressly agrees to protect, defend, indemnify and save INDEMNITEES free
and  harmless  form  all  claims,   damages,   demands,  causes  of  action  for
compensation   or   payment  of  charges   for   labor,   services,   materials,
transportation, equipment and supplies arising directly or indirectly out of all operations and activities undertaken by CONTRACTOR in connection with the work to be performed hereunder and to relieve INDEMNITEES from any and all liability incurred with respect thereto as a result of CONTRACTOR'S operations and activities performed or undertaken in connection with the said work.
     b. CONTRACTOR expressly agrees that any and all monies otherwise due to CONTRACTOR for work performed pursuant to this Agreement may be withheld and retained by COMPANY until CONTRACTOR has completed all of the work to be performed in accordance with this Agreement and until CONTRACTOR has satisfied and fulfilled this Agreement, including specifically but not limited to:
         (i) Receipt by COMPANY of affidavits or other evidence satisfactory to COMPANY that CONTRACTOR has paid all claims and bills for labor, materials, transportation, equipment, services and supplies for, or in connection with, the work hereunder;
         (ii) Receipt by COMPANY of affidavits, in a form acceptable to COMPANY, by all persons or entities supplying any materials, transportation, equipment, services and supplies to CONTRACTOR for, or in connection with the work hereunder, forever waiving, releasing and discharging the COMPANY (and its properties from and against any claim of lien or privilege under the laws of the State of Louisiana or other applicable law.
         (iii) payment by CONTRACTOR of all claims of any character whatsoever for which CONTRACTOR is responsible hereunder.
     c. If CONTRACTOR fails or refuses to remedy or remove any cause which is the basis of COMPANY retaining and withholding payment of contract monies as set forth in Paragraph 12 (b), above, within thirty (30) days after delivery of written notice to CONTRACTOR by COMPANY to remedy or remove such cause, COMPANY may remedy or remove same or cause same to be remedied or removed and may deduct the cost of such remedy and/or removal from monies that may otherwise be due to CONTRACTOR pursuant to this Agreement. Final acceptance of the work and final payment to CONTRACTOR hereunder shall not relieve the CONTRACTOR of any unperformed or continuing obligations under this Agreement, including, but not limited to, CONTRACTOR'S obligation to protect, indemnify and hold harmless INDEMNITEES as provided herein. 13. CONTRACTOR is responsible for the safe performance of work, and shall assure that the work is performed in accordance with safe practices, and shall implement and maintain at all time safe procedures, taking all reasonable precaution to protect COMPANY'S personnel and property as well as the personnel and property of CONTRACTOR and third parties. The obligation to implement and maintain safe procedures and safe practices is that of CONTRACTOR; however, CONTRACTOR is additionally obligated to familiarize itself with any safety rules or directives posted at the work locations and with Company's Safe Practices Manual if provided. 14. COMPANY, at any time and for any reason, may terminate series, in whole or in part, by, the giving of notice to CONTRACTOR, and in such event COMPANY shall, subject to COMPANY'S right under Paragraph 12 hereof, pay CONTRACTOR the percentage of the compensation specified in this Contract which is proportionate to the series provided to the date of termination, less damages incurred as a result of CONTRACTOR default, if any.
15. Neither the services nor money due CONTRACTOR hereunder shall be assigned, subcontracted or transferred in whole or part by CONTRACTOR, voluntarily or by operation of law, except with prior written consent of COMPANY and any attempt to do so without such consent shall be void.
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16.  CONTRACTOR shall indemnify,  defend and save INDEMNITEES  harmless from and against any and all loss, damage,  injury,  liability and claims thereof for any
patent   infringement   resulting   directly  or  indirectly  form  CONTRACTOR'S
performance of the work, including provision of material, processes, and designs by CONTRACTOR, and use of tools and other equipment by or for CONTRACTOR in any connection herewith, and shall reimburse INDEMNITEES fully for any royalties,
damages  or  other  payments  that  INDEMNITIES   shall  be  obligated  to  pay.
INDEMNITEES shall have the rights to be present and represented by counsel, at their own expense, at all time during litigation and/or other discussions relating to claims of patent infringement arising under this Paragraph 16.
Neither   CONTRACTOR  not  INDEMNITEES  shall  settle  or  compromise  any  such litigation without the consent of the other if such settlement or compromise obligates the other to make any payment or part with any property or assume any obligation or grant any license or other rights or be subject to any injunction by reason of such settlement or compromise.

17. In       addition      to      the        procedures     CONTRACTOR  and the
subcontractor are required to have in effect by applicable law, rule, regulation or ordinance, if any, to assure the maintenance of a safe and drug free work place, CONTRACTOR agrees to be bound by and shall comply with Exhibit "A Parts 1, 2, and 3" attache hereto and made a part of this Agreement and shall require that all subcontractor do so likewise which any of the work to be performed hereunder is on COMPANY premises as defined in said Exhibits or involves the operation of COMPANY equipment.

18. This    Contract    sets      forth     the         entire         Agreement
 between the parties regarding the services and no other representations or agreements shall be effective unless in writing, containing a specific reference to this Contract and signed by COMPANY and CONTRACTOR representatives.


COMPANY recognizes that certain CONTRACTORS are approved by it for engagement only for work that does not involve maritime activity, the use of maritime workers or vessels or work aboard vessels owned or not owned by such contractors, i.e., "Land Only Contractors", as to such Land Only Contractors those items marked with an asterisk in the above and foregoing provisions have been modified or deleted in accordance with Appendix "A" attached to and incorporated in the respective controlling Master Service Order executed and subsisting by and between any such Land Only Contractor and COMPANY.
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